     THIS DOCUMENT IS IMPORTANT AND REQUIRES YOUR IMMEDIATE ATTENTION. If you are in any doubt as to how to act, you should consult your financial or legal advisor immediately.

     If you have sold all your American Depositary Shares ("ADSS") of NCL Holding ASA ("NCL"), please send this Letter of Transmittal, together with the accompanying documents, as soon as possible to the purchaser of such ADSs, or to the stockbroker, bank or other agent through or to whom the sale was effected, for transmission to the purchaser.

     This document should be read in conjunction with the Offer to Purchase, dated January 13, 2000, relating to the ADSs (the "OFFER TO PURCHASE"). Capitalized terms used herein but not defined shall have the meanings ascribed to them in the Offer to Purchase. All terms and conditions contained in the Offer to Purchase applicable to the ADSs are deemed to be incorporated into and form a part of this Letter of Transmittal.
--------------------------------------------------------------------------------

                             LETTER OF TRANSMITTAL

                      TO TENDER AMERICAN DEPOSITARY SHARES
                   EVIDENCED BY AMERICAN DEPOSITARY RECEIPTS

                                       OF

                                NCL HOLDING ASA

                       PURSUANT TO THE OFFER TO PURCHASE
                             DATED JANUARY 13, 2000

                                       BY

                                ARRASAS LIMITED

                          A WHOLLY OWNED SUBSIDIARY OF

                                STAR CRUISES PLC
  THE U.S. OFFER AND WITHDRAWAL RIGHTS WILL EXPIRE AT 12:00 MIDNIGHT, NEW YORK
     CITY TIME, ON THURSDAY, FEBRUARY 10, 2000 UNLESS THE OFFER IS EXTENDED

                               The Depositary is:

                              THE BANK OF NEW YORK

             BY MAIL:                   FACSIMILE TRANSMISSION:         BY HAND OR OVERNIGHT COURIER:
   Tender & Exchange Department     (for Eligible Institutions Only)     Tender & Exchange Department
          P.O. Box 11248                     (212) 815-6213                   101 Barclay Street
      Church Street Station                                               Receive and Deliver Window
  New York, New York 10286-1248       FOR CONFIRMATION TELEPHONE:          New York, New York 10286
                                             (800) 507-9357

     DELIVERY OF THIS LETTER OF TRANSMITTAL TO AN ADDRESS OTHER THAN AS SET FORTH ABOVE OR TRANSMISSION OF INSTRUCTIONS VIA FACSIMILE TO A NUMBER OTHER THAN AS SET FORTH ABOVE WILL NOT CONSTITUTE A VALID DELIVERY. DELIVERY OF THIS LETTER OF TRANSMITTAL TO THE BOOK-ENTRY TRANSFER FACILITY WILL NOT CONSTITUTE VALID DELIVERY TO THE DEPOSITARY.

     THE INSTRUCTIONS ACCOMPANYING THIS LETTER OF TRANSMITTAL SHOULD BE READ CAREFULLY BEFORE THIS LETTER OF TRANSMITTAL IS COMPLETED.

     THIS LETTER OF TRANSMITTAL IS TO BE USED ONLY FOR TENDERING ADSS EVIDENCED BY AMERICAN DEPOSITARY RECEIPTS ("ADRS") EACH REPRESENTING FOUR ORDINARY SHARES, NOMINAL VALUE 2.30 NORWEGIAN KRONER ("NOK") EACH (THE "SHARES"), OF NCL. DO NOT USE THIS LETTER OF TRANSMITTAL TO TENDER SHARES OR FOR ANY OTHER PURPOSE.

     Shares cannot be tendered by means of this Letter of Transmittal. If you hold Shares and you are a U.S. Person, you can obtain an Acceptance Form for tendering those Shares from Alfred Berg Norge ASA, the manager of the International Offer ("ALFRED BERG") by telephone at: 011 47 22 00 50 00. See Instruction 10 of this Letter of Transmittal. Shares beneficially owned or held of record by persons who are not U.S. Persons cannot be tendered pursuant to the U.S. Offer, and can only be tendered pursuant to the International Offer. Information on the International Offer can be obtained from Alfred Berg. Please note, however, that documentation related to the International Offer may not be sent into the United States.

     Delivery of Letters of Transmittal, ADRs (or, in the case of a book-entry transfer, an Agent's Message and Book-Entry Confirmation (each as defined below)) and other required documents to the Depositary by holders of ADSs will be deemed (without any further action by the Depositary) to constitute acceptance by such holders of the U.S. Offer with respect to such ADSs, subject to the terms and conditions set forth in the Offer to Purchase, any supplements or amendments thereto and this Letter of Transmittal.

     Holders of ADSs purchased in the U.S. Offer will receive the ADS Offer Price for such securities in cash, by check or, in the case of ADSs held through the Book-Entry Transfer Facility, by means of delivery of funds to the account of the Book-Entry Transfer Facility maintained by the participant in the Book-Entry Transfer Facility which has tendered the ADSs.

     This Letter of Transmittal is to be used by ADS holders if ADRs are to be forwarded herewith. An Agent's Message (as defined herein) must be utilized if delivery of ADSs is to be made by book-entry transfer to an account maintained by the Depositary at the Book-Entry Transfer Facility pursuant to the procedures for book-entry transfer set forth under "The U.S. Offer--Procedures for Tendering Securities" in the Offer to Purchase. Delivery of documents to the Book-Entry Transfer Facility does not constitute delivery to the Depositary.

     In the event of any inconsistency between the terms and procedures in this Letter of Transmittal and the Offer to Purchase, the terms and procedures in the Offer to Purchase shall govern.

--------------------------------------------------------------------------------
                        DESCRIPTION OF NCL ADSS TENDERED
                           (SEE INSTRUCTIONS 3 AND 4)

---------------------------------------------------------------------------------------------------------
      NAME(S) AND ADDRESS(ES) OF REGISTERED HOLDER(S)
           (PLEASE FILL IN, IF BLANK, EXACTLY AS                            ADSS TENDERED
                NAME(S) APPEAR(S) ON ADR(S))                    (ATTACH ADDITIONAL LIST IF NECESSARY)
---------------------------------------------------------------------------------------------------------
                                                                             TOTAL NUMBER
                                                                  ADR          OF ADSS         NUMBER
                                                              CERTIFICATE    EVIDENCED BY     OF ADSS
                                                               NUMBER(S)*       ADRS*        TENDERED**
                                                               ----------------------------------------
                                                               ----------------------------------------
                                                               ----------------------------------------
                                                               ----------------------------------------
                                                               ----------------------------------------
                                                               ----------------------------------------
                                                               ----------------------------------------
                                                               ----------------------------------------
---------------------------------------------------------------------------------------------------------

  * NEED NOT BE COMPLETED FOR BOOK-ENTRY TRANSFERS.

 ** UNLESS OTHERWISE INDICATED, IT WILL BE ASSUMED THAT ALL ADSS DELIVERED TO
    THE DEPOSITARY ARE BEING TENDERED. SEE INSTRUCTION 4.

    YOU MUST COMPLETE THE BOX HEADED "SIGN HERE" IN ACCORDANCE WITH THE INSTRUCTIONS SET OUT THEREIN AND, IF APPROPRIATE, THE BOXES HEADED "SPECIAL DELIVERY INSTRUCTIONS" AND "SPECIAL PAYMENT INSTRUCTIONS".
--------------------------------------------------------------------------------

     Holders of ADSs whose ADRs are not immediately available, or who cannot deliver their ADRs and all other documents required by this Letter of Transmittal to the Depositary or who cannot complete the procedures for book entry transfer before the Expiration Time, may nevertheless tender their ADSs by following the guaranteed delivery procedures set forth in the Offer to Purchase under "The U.S. Offer--Procedures for Tendering Securities--Valid Tender of ADSs--Guaranteed Delivery Procedures." See Instruction 2 of this Letter of Transmittal.

[ ] CHECK HERE IF TENDERED ADSS ARE BEING DELIVERED BY BOOK-ENTRY TRANSFER TO THE DEPOSITARY'S ACCOUNT AT THE BOOK-ENTRY TRANSFER FACILITY AND COMPLETE THE FOLLOWING:

    Name of Tendering Institution

    Account No. at DTC

    Transaction Code No.

[ ] CHECK BOX IF TENDERED ADSS ARE BEING DELIVERED PURSUANT TO A NOTICE OF GUARANTEED DELIVERY PREVIOUSLY SENT TO THE DEPOSITARY AND COMPLETE THE
     FOLLOWING:

    Name(s) of Registered Owner(s)

    Date of Execution of Notice of Guaranteed Delivery

    Name of Institution that Guaranteed Delivery

    IF DELIVERY IS BY BOOK-ENTRY TRANSFER:

    Name of Tendering Institution

    Account No. at DTC

    Transaction Code No.

                    NOTE: SIGNATURES MUST BE PROVIDED BELOW
              PLEASE READ THE ACCOMPANYING INSTRUCTIONS CAREFULLY

To: The Bank of New York, as Depositary:

     The undersigned hereby instructs the Depositary to accept the U.S. Offer on behalf of the undersigned with respect to the ADSs (which expression shall in this Letter of Transmittal, except where the context otherwise requires, be deemed to include, without limitation, the Shares represented thereby), subject to the terms and conditions set forth in the Offer to Purchase (including any supplements or amendments thereto), the receipt of which is hereby acknowledged, and this Letter of Transmittal. The undersigned hereby acknowledges that delivery of this Letter of Transmittal and of the ADSs (or, in the case of a book-entry transfer, an Agent's Message and Book-Entry Confirmation, (each as defined below)) and other required documents delivered to the Depositary in connection herewith shall be deemed (without further action by the Depositary) to constitute acceptance of the U.S. Offer by the undersigned with respect to such ADSs, subject to the rights of withdrawal, if any, set out in the Offer to Purchase under the caption "The U.S. Offer--Withdrawal Rights" and the terms and conditions set forth in this Letter of Transmittal.

     The undersigned understands that acceptance of the U.S. Offer by the undersigned pursuant to the procedures described herein and in the instructions hereto will constitute a binding agreement between the undersigned and Arrasas Limited (the "OFFEROR"), upon the terms of the U.S. Offer.

     The undersigned hereby delivers to the Depositary for tender to the Offeror the ADSs, in accordance with the terms and conditions of the Offer to Purchase, any supplements or amendments thereto, and this Letter of Transmittal.

     Upon the terms of the U.S. Offer (including, if the U.S. Offer is extended or amended, the terms and conditions of such extension or amendment), the undersigned hereby:

          (1) sells, assigns and transfers to the Offeror all right, title and interest in and to all the ADSs being tendered herewith (and any and all other securities or rights issued or issuable in respect of such ADSs);

          (2) irrevocably constitutes and appoints the Depositary the true and lawful agent and attorney-in-fact of the undersigned with respect to the ADSs (and any such other securities or rights issued or issuable in respect of such ADSs), with full power of substitution (such power of attorney being deemed to be an irrevocable power coupled with an interest) (i) to deliver ADSs (and any such other securities or rights issued or issuable in respect of such ADSs) and otherwise transfer the ownership of such ADSs (and any such other securities or rights issued or issuable in respect of such ADSs) on the account books maintained by the Book-Entry Transfer Facility, together, in any such case, with all accompanying evidence of transfer and authenticity, to the Offeror; (ii) to present such ADSs (and any such other securities or rights issued or issuable in respect of such
     ADSs) for transfer on the books of The Bank of New York, as depositary of the ADR program; and (iii) receive payment of the ADS Offer Price from the Offeror and transmit payment in accordance with the undersigned's instructions in this Letter of Transmittal; and

          (3) irrevocably constitutes and appoints the Offeror and each of its directors, secretaries and officers from time to time jointly and each of them severally as the undersigned's true and lawful agents, and attorneys-in-fact and proxies with respect to the ADSs (and any such other securities or rights issued or issuable in respect of such ADSs), with full power of substitution (such power of attorney being deemed to be coupled with an interest) to receive all benefits and otherwise exercise all rights of beneficial ownership of such ADSs (and any such other securities or rights issued or issuable in respect of such ADSs), all in accordance with the terms of the U.S. Offer. Such appointment is effective when, and only to the extent that, the Offeror accepts for payment ADSs tendered by the undersigned as provided in the Offer to Purchase. Upon the effectiveness such appointment, all prior powers of attorney, proxies and consents given by the undersigned with respect to the ADSs will, without further action, be revoked and no subsequent powers of attorney, proxies, consents or revocations may be given (and, if given, will not be deemed effective). The designees of the Offeror will hereby be empowered to exercise all voting and other rights with respect to such ADSs (and any such other securities or rights issued or issuable in respect of such ADSs) in respect of any annual, special or adjourned meeting of otherwise, as they in their sole discretion deem proper. The Offeror reserves the right to require that, in order for Securities to be deemed validly tendered, immediately upon the Offeror's acceptance for payment of such Securities, the Offeror must be able to exercise full voting, consent and other rights with respect to such Securities (and any such other securities or rights issued or issuable in respect of such ADSs), including voting at any meeting of securityholders.

     The undersigned hereby represents and warrants that the undersigned has full power and authority to tender, sell, assign and transfer the tendered ADSs (and any and all other securities or rights issued or issuable in respect of such ADSs) and, when the same are purchased by the Offeror, the Offeror will acquire good title thereto, free and clear from all charges, liens and encumbrances, together with all rights now or hereafter attaching to them, including voting rights and rights to all dividends, other distributions and payments hereafter declared, made or paid, and the same will not be subject to any adverse claim. The undersigned will, upon request, do all such acts and things as shall be necessary and execute any and all additional documents deemed by the Depositary or the Offeror to be necessary or desirable to complete the sale, assignment and transfer of the tendered ADSs (and any and all other securities or rights issued or issuable in respect of such ADSs).

     The undersigned agrees to ratify each and every act or thing which may be done or effected by any director or officer of, or other person nominated by, the Offeror or its respective agents, as the case may be, in the exercise of any of his or her powers and authority hereunder.

     The undersigned undertakes, represents and warrants that if any provision of this Letter of Transmittal shall be unenforceable or invalid or shall not operate so as to afford the Offeror or the Depositary or their respective agents the benefit of the authority expressed to be given in this Letter of Transmittal, the undersigned shall, with all practicable speed, do all such acts and things and execute all such documents as may be required to enable the Offeror or the Depositary to secure the full benefits of this Letter of Transmittal.

     All authority herein conferred or agreed to be conferred and all undertakings, representations and warranties given pursuant to this Letter of Transmittal, shall be binding upon the successors, assigns, heirs, executors, administrators and legal representatives of the undersigned and shall not be affected by, and shall survive, the death or incapacity of the undersigned. Except as stated in the Offer to Purchase, this tender is irrevocable.

     Unless otherwise indicated herein in the box entitled "Special Payment Instructions" or "Special Delivery Instructions," the undersigned hereby instructs the Offeror to:

          (1) cause to be issued in the name of the registered holder appearing herein in the box entitled "Description of ADSs Tendered" the check for the ADS Offer Price for the ADSs accepted for purchase, and

          (2) cause to be issued in the name of the registered holder appearing herein in the box entitled "Description of ADSs Tendered" ADRs for ADSs not tendered or accepted for purchase in the U.S. Offer.

     The terms and conditions of the U.S. Offer contained in the Offer to Purchase, as from time to time supplemented or amended, shall be deemed to be incorporated in, and form part of, this Letter of Transmittal.

     In the case of a book-entry delivery of ADSs, the undersigned hereby instructs the Offeror to credit the undersigned's account maintained at the Book-Entry Transfer Facility with (1) the ADS Offer Price for the ADSs accepted for purchase and (2) any ADSs not accepted for purchase. The undersigned acknowledges that the Offeror will not transfer any ADSs from the name of the registered holder thereof if the Offeror does not accept for purchase any of the ADSs so tendered.

     THIS LETTER OF TRANSMITTAL SHALL NOT BE CONSIDERED COMPLETE AND VALID, AND DELIVERY OF THE ADS OFFER PRICE PURSUANT TO THE U.S. OFFER SHALL NOT BE MADE, UNTIL THE ADSS BEING TENDERED AND ALL OTHER REQUIRED DOCUMENTS HAVE BEEN RECEIVED BY THE DEPOSITARY AS PROVIDED IN THE OFFER TO PURCHASE AND THIS LETTER OF TRANSMITTAL.

     Unless you complete the "Special Delivery Instructions" box, the address of the holder inserted in the box entitled "Description of ADSs Tendered" is the address to which your consideration will be sent. Please also state a daytime telephone number where you may be contacted in the event of any inquiry.

     [ ] Check here if any ADRs representing ADSs that you own have been lost or destroyed (see Instruction 11).

          Number of ADSs represented by lost or destroyed ADR(s):

                          SPECIAL PAYMENT INSTRUCTIONS
                          (INSTRUCTIONS 1, 5, 6 AND 7)

[ ] Check box ONLY if ADRs representing ADSs not tendered or not accepted for payment and/or the check for the ADS Offer Price with respect to ADSs accepted for payment (less the amount of any federal income and backup withholding tax required to be withheld) are to be issued in the name of someone other than the undersigned.

Issue:  [ ] check and/or     [ ] ADRs to:

Name:
----------------------------------------------
                      (PLEASE PRINT FIRST, MIDDLE AND LAST NAME)

Address:
--------------------------------------------

         -----------------------------------------------------
                                   (INCLUDE ZIP CODE)

                         (Tax Identification Number or
                            Social Security Number)

                         SPECIAL DELIVERY INSTRUCTIONS
                          (INSTRUCTIONS 1, 4, 5 AND 7)

[ ] Check box ONLY if ADRs representing ADSs not tendered or not accepted for payment and/or the check for the ADS Offer Price with respect to ADSs accepted for payment (less the amount of any federal income and backup withholding tax required to be withheld) are to be mailed to someone other than the undersigned or to the undersigned at the address other than that shown above.

Mail:  [ ] check and/or     [ ] ADRs to:

Name:
----------------------------------------------
                      (PLEASE PRINT FIRST, MIDDLE AND LAST NAME)

Address:
--------------------------------------------

         -----------------------------------------------------
                                   (INCLUDE ZIP CODE)

                         (Tax Identification Number or
                            Social Security Number)

                                   SIGN HERE
                      (ALSO COMPLETE SUBSTITUTE FORM W-9)

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                           (SIGNATURE(S) OF OWNER(S))

Dated:
--------------------------- , 2000

(Must be signed by registered owner(s) exactly as name(s) appear(s) on ADR certificate(s) by person(s) to whom ADRs surrendered have been assigned and transferred, as evidenced by endorsement, stock powers and other documents transmitted herewith.)

If signature is by any trustee, executor, administrator, guardian, attorney-in-fact, officer of corporation or others acting in a fiduciary or representative capacity, please set forth the following and see Instruction 5.

Name(s) ------------------------------------------------------------------------
                                 (PLEASE PRINT)

--------------------------------------------------------------------------------

Capacity (full title)
                ----------------------------------------------------------------

Address-------------------------------------------------------------------------

--------------------------------------------------------------------------------
                              (INCLUDING ZIP CODE)

Area Code and Telephone No.
 -------------------------------------------------------------------------------

Employer Identification No. or
Social Security No.
                ----------------------------------------------------------------
                           (SEE SUBSTITUTE FORM W-9)

                           GUARANTEE OF SIGNATURE(S)
                    (IF REQUIRED--SEE INSTRUCTIONS 1 AND 5)

Authorized Signature
                 ---------------------------------------------------------------

Name  --------------------------------------------------------------------------
                                 (PLEASE PRINT)

Name of Firm--------------------------------------------------------------------

Address-------------------------------------------------------------------------
                              (INCLUDING ZIP CODE)

Area Code and Telephone No.
                         -------------------------------------------------------

Dated
--------------------------------------------------------------------------------

                                  INSTRUCTIONS

           FORMING PART OF THE TERMS AND CONDITIONS OF THE U.S. OFFER

     1. GUARANTEE OF SIGNATURES. Except as otherwise provided below, all signatures on this Letter of Transmittal must be guaranteed by a financial institution (including most commercial banks, savings and loan associations and brokerage houses) which is a participant in the Securities Transfer Agents Medallion Program, the New York Stock Exchange Medallion Program, or the Stock Exchanges Medallions Program (an "ELIGIBLE INSTITUTION"). Signatures on this Letter of Transmittal need not be guaranteed (a) if this Letter of Transmittal is signed by the registered holder(s) (which term, for purposes of this document, includes any participant in any of the Book-Entry Transfer Facility's systems whose name appears on a security position listing as the owner of ADSs) of the ADSs tendered herewith and such holder(s) have not completed either the box entitled "Special Delivery Instructions" or the box entitled "Special Payment Instructions" in this Letter of Transmittal, or (b) if such ADSs are tendered for the account of an Eligible Institution. See Instruction 5.

     2. DELIVERY OF LETTER OF TRANSMITTAL AND ADSS. This Letter of Transmittal is to be completed by ADS holders if ADRs are to be forwarded herewith. An Agent's Message must be utilized if delivery of ADSs is to be made by book-entry transfer to an account maintained by the Depositary at the Book-Entry Transfer Facility pursuant to the procedures for book-entry transfer set forth in the Offer to Purchase under "The U.S. Offer--Procedures for Tendering Securities." ADRs or confirmation of any book entry transfer into the Depositary's account at the Book-Entry Transfer Facility of ADSs delivered electronically, as well as a properly completed and duly executed Letter of Transmittal or, in the case of a book-entry transfer, an Agent's message, and any other documents required by this Letter of Transmittal, must be delivered to the Depositary before the Expiration Time at one of its addresses set forth herein, or the tendering ADS holder must comply with the guaranteed delivery procedures set forth below and as provided in the Offer to Purchase under "The U.S. Offer--Procedures for Tendering Securities--Valid Tender of ADSs--Guaranteed Delivery Procedures." If ADSs are forwarded to the Depositary in multiple deliveries, a properly completed and duly executed Letter of Transmittal (or a copy thereof) must accompany each such delivery.

     ADS holders whose ADRs are not immediately available or who cannot deliver their ADRs and all other required documents to the Depositary or complete the procedures for book-entry transfer before the Expiration Time, as the case may be, may tender their ADSs by properly completing and duly executing the Notice of Guaranteed Delivery pursuant to the guaranteed delivery procedures set forth in the Offer to Purchase under "The U.S. Offer--Procedures for Tendering Securities--Valid Tender of ADSs--Guaranteed Delivery Procedures." Pursuant to the guaranteed delivery procedures, (1) such tender must be made by or through an Eligible Institution, (2) a properly completed and duly executed Notice of Guaranteed Delivery, with any required signature guarantees, substantially in the form provided by the Offeror, or, in the case of a book-entry transfer, a message transmitted through the Book-Entry Transfer Facility pursuant to which the participant agrees to be bound by the terms of the Notice of Guaranteed Delivery, must be received by the Depositary before the Expiration Time, and (3) the ADRs representing all tendered ADSs, together with a properly completed and duly executed Letter of Transmittal (or a copy thereof), with any required signature guarantees (or, in the case of a book-entry transfer, a Book-Entry Confirmation and an Agent's Message (as defined below)), and any other required documents must be received by the Depositary within three NYSE trading days after the date of execution of such Notice of Guaranteed Delivery. A "NYSE trading day" means any day on which the New York Stock Exchange is open for business.

     The term "AGENT'S MESSAGE" means a message transmitted by the Book-Entry Transfer Facility to, and received by, the Depositary and forming a part of a Book-Entry Confirmation which states that such Book-Entry Transfer Facility has received an express acknowledgement from the participant in such Book-Entry Transfer Facility tendering the ADSs that such participant has received and agrees to be bound by the terms of the Letter of Transmittal and that the Offeror may enforce such agreement against the participant.

     The term "BOOK-ENTRY CONFIRMATION" means the confirmation of a book-entry transfer of ADSs into the Depositary's account at the Book-Entry Transfer Facility.

     THE METHOD OF DELIVERY OF ADRS AND ALL OTHER REQUIRED DOCUMENTS (INCLUDING DELIVERY THROUGH THE BOOK-ENTRY TRANSFER FACILITY) IS AT THE OPTION AND RISK OF THE TENDERING HOLDERS OF ADSS, AND DELIVERY THEREOF WILL BE DEEMED MADE ONLY WHEN ACTUALLY RECEIVED BY THE DEPOSITARY (INCLUDING, IN THE CASE OF A BOOK-ENTRY, TRANSFER, BY BOOK-ENTRY CONFIRMATION). IF DELIVERY IS BY MAIL, REGISTERED MAIL WITH RETURN RECEIPT REQUESTED, PROPERLY INSURED, IS RECOM-

MENDED. IN ALL CASES, SUFFICIENT TIME SHOULD BE ALLOWED TO ENSURE DELIVERY BEFORE THE EXPIRATION TIME.

     No alternative, conditional or contingent tenders will be accepted, and no fractional ADSs will be purchased. By executing this Letter of Transmittal (or a copy thereof), all tendering ADS holders hereby waive any right to receive any notice of the acceptance of their ADSs for payment.

     3. INADEQUATE SPACE. If the space provided herein is inadequate, the certificate numbers of the ADRs, the total number of ADSs represented by such ADRs and the number of ADSs should be listed on a separate schedule attached hereto.

     4. PARTIAL TENDERS. If fewer than all the ADSs evidenced by any ADRs delivered to the Depositary are to be tendered, fill in the number of ADSs that are to be tendered in the box entitled "Number of ADSs Tendered." In such case, a new ADR for the untendered ADSs represented by the surrendered ADR will be sent, as promptly as practicable after the Expiration Time, to the person(s) signing this Letter of Transmittal, unless otherwise provided in the appropriate box entitled "Special Delivery Instructions" on this Letter of Transmittal. All ADRs delivered to the Depositary will be deemed to have been tendered unless otherwise indicated.

     5. SIGNATURES ON LETTER OF TRANSMITTAL, STOCK POWERS AND ENDORSEMENTS. If this Letter of Transmittal is signed by the registered holder(s) of the ADSs tendered hereby, the signature(s) must correspond with the name(s) as written on the face of the corresponding ADR certificates without any change whatsoever. DO NOT SIGN THE BACK OF THE ADRS.

     If any of the ADSs tendered hereby are owned of record by two or more joint owners, all such owners must sign this Letter of Transmittal.

     If any of the ADSs tendered in the U.S. Offer are registered in different names on several certificates, it will be necessary to complete, sign and submit as many separate Letters of Transmittal as there are different registrations.

     If this Letter of Transmittal or any ADRs or stock powers are signed by trustees, executors, administrators, guardians, attorneys-in-fact, officers of corporations or others acting in a fiduciary or representative capacity, such persons should so indicate when signing and proper evidence satisfactory to the Offeror of their authority to act must be submitted herewith.

     If this Letter of Transmittal is signed by the registered holder(s) of the ADSs listed and transmitted hereby, no endorsements of ADRs or separate stock powers are required unless payment of the ADS Offer Price for such ADSs is to be made to, or ADRs for ADSs not tendered or not accepted for payment are to be issued or delivered to, or registered in the name of, a person other than the registered holder(s). Signatures on such ADRs or stock powers must be guaranteed by an Eligible Institution.

     If an ADR certificate listed and transmitted hereby is registered in the name of a person other than the signer of this Letter of Transmittal, then the ADR certificate must be endorsed or accompanied by appropriate stock powers, signed exactly as the name(s) of the registered holder(s) appear on the ADR certificate, with the signature(s) on such ADR certificate or stock powers guaranteed by an Eligible Institution. Evidence of the payment of any applicable stock transfer tax must also be presented. See Instructions 1 and 6.

     6. STOCK TRANSFER TAXES. Except as otherwise provided in this Instruction 6, the Offeror will pay or cause to be paid any stock transfer taxes (including Stamp duty) with respect to the transfer and sale to it or to its order of ADSs pursuant to the U.S. Offer. If, however, payment of the ADS Offer Price is to be made to, or if ADSs not tendered or accepted for payment are to be registered in the name of, any persons other than the registered holder(s), or if tendered ADSs are registered in the name of any person other than the person(s) signing this Letter of Transmittal, the amount of any stock transfer taxes (whether imposed on the registered holder(s) or such person(s)), payable on account of the transfer to such person will be deducted from the ADS Offer Price unless satisfactory evidence of the payment of such taxes or exemption therefrom is submitted.

     Except as provided in this Instruction 6, it will not be necessary for transfer tax stamps to be affixed to the ADRs listed in this Letter of Transmittal.

     7. SPECIAL PAYMENT AND SPECIAL DELIVERY INSTRUCTIONS. If the ADS Offer Price for ADSs accepted for purchase and/or ADRs evidencing ADSs not tendered or not accepted for purchase is or are to be issued in the name of a person other than the signer of this Letter of Transmittal or if such ADS Offer Price is to be sent and/or such ADRs are to be returned to a person other than the signer of this Letter of Transmittal or to an address other than that indicated in the box entitled "Description of ADSs Tendered," the appropriate "Special Delivery Instructions" box and/or the "Special Payment Instruction" box on this Letter of Transmittal should be completed.

     8. RESERVED.

     9. REQUESTS FOR ASSISTANCE OR ADDITIONAL COPIES. Holders of ADSs must use either a Letter of Transmittal (or an Agent's Message, in the case of a book entry transfer) or a Notice of Guaranteed Delivery in order to tender their ADSs and accept the U.S. Offer. Holders of ADSs who deliver a Notice of Guaranteed Delivery to accept the U.S. Offer must deliver a Letter of Transmittal (or an Agent's Message, in the case of a book-entry transfer) at a later date when delivering ADSs to the Depositary. Beneficial holders or holders of record of Shares must use the Acceptance Form in order to tender their Shares and accept the U.S. Offer. Holders of Shares may not tender Shares pursuant to this Letter of Transmittal. Requests for additional copies of the Offer to Purchase, this Letter of Transmittal or the Notice of Guaranteed Delivery may be directed to the Information Agent, at its address and telephone number set out on the back cover of this Letter of Transmittal.

     10. HOLDERS OF SHARES. Holders of Shares have been sent an Acceptance Form and may not tender Shares pursuant to this Letter of Transmittal. If any such holder of Shares which are not represented by ADSs needs to obtain a copy of an Acceptance Form, such holder should contact Alfred Berg by telephone at 011 47 22 00 50 00 or at the address set forth on page 2 of this Letter of Transmittal. Holders of ADSs cannot use the Acceptance Form to tender their ADSs.

     11. LOST, DESTROYED OR STOLEN ADRS. If any ADR has been lost, destroyed or stolen, the holder should promptly notify the Depositary by checking the box immediately preceding "Special Delivery Instructions" and indicate the number of ADSs represented by the lost, destroyed or stolen ADRs. The holder will then be instructed as to the steps that must be taken in order to replace them. This Letter of Transmittal and related documents cannot be processed until the procedures for replacing lost or destroyed ADRs have been complied with.

     12. BACK-UP WITHHOLDING. Under U.S. federal income tax law, payment of cash by the Depositary may be subject to U.S. backup withholding tax at a 31% rate unless the securityholder establishes entitlement to an exemption in the manner described below. In order to avoid such backup withholding, except as described below in the case of an exempt non-U.S. holder, each securityholder delivering ADSs to the Depositary should (a) complete and sign the Substitute Form W-9 included with this Letter of Transmittal, (b) provide its taxpayer identification number ("TIN") and (c) certify, under penalties of perjury, that the TIN so provided is correct and either that (i) the holder has not been notified by the Internal Revenue Service (the "IRS") that the holder is subject to backup withholding as a result of failure to report all interest or dividends, (ii) the IRS has notified the holder that the holder is no longer subject to backup withholding or (iii) that the holder is exempt from backup withholding. In general, if a holder is an individual, the TIN is the individual's Social Security number. If the Depositary is not provided with the correct TIN, the holder may be subject to a $50 penalty imposed by the IRS.

     The box in Part 2 of Substitute Form W-9 may be checked if the securityholder has not been issued a TIN and has applied for a TIN or intends to apply for a TIN in the near future. If the box in Part 2 is checked, the securityholder must also complete the Certificate of Awaiting Taxpayer Identification Number in order to avoid backup withholding. If the box in Part 2 is checked, the Offeror (or the Depositary) or a broker or custodian may still withhold 31% of any payments made on account of a tender pursuant to the U.S. Offer until the holder furnishes the Offeror or the Depositary, broker or custodian with its TIN. For further information concerning backup withholding and instructions for completing the Substitute Form W-9, consult the enclosed "Guidelines for Certification of Taxpayer Identification number on Substitute Form W-9."

     Certain exempt recipients (including, among others, all corporations and non U.S. individuals) are not subject to those back-up withholding requirements. In order for a non-U.S. holder to qualify as an exempt recipient, such holder should submit an IRS Form W-8, signed under penalties of perjury, attesting to its exempt status. An IRS Form W-8 may be obtained from the Depositary.

     Failure to complete the Substitute Form W-9 or IRS Form W-8 will not, by itself, cause the ADSs to be deemed invalidly tendered, but may require the Offeror, the Depositary, a broker or custodian to withhold tax at the 31% rate. Backup withholding is not an additional U.S. federal income tax. Rather, the Federal income tax liability of persons subject to backup withholding will be reduced by the amount of such tax withheld. If backup withholding results in an overpayment of taxes, a refund may be obtained from the Internal Revenue Service.

                       PAYER'S NAME: THE BANK OF NEW YORK
--------------------------------------------------------------------------------

SUBSTITUTE                  PART 1--PLEASE PROVIDE YOUR TIN IN THE BOX AT           Social Security Number or
FORM W-9                    RIGHT AND CERTIFY BY SIGNING AND DATING BELOW        Employer Identification Number
DEPARTMENT OF THE
TREASURY
INTERNAL REVENUE SERVICE
                           ----------------------------------------------------------------------------------------
 PAYER'S REQUEST FOR        PART 2--Awaiting TIN [ ]
   TAXPAYER
 Identification Number
   ("TIN")
--------------------------------------------------------------------------------------------------------------------

PART 3--CERTIFICATION--Under penalties of perjury, I certify that:
(1) The number shown on this form is my correct Taxpayer Identification Number (or I am waiting for a number to be assigned to me), and
(2) I am not subject to backup withholding because: (a) I am exempt from backup withholding, or (b) I have not been notified by the Internal Revenue Service (the "IRS") that I am subject to backup withholding as a result of a failure to report all interests or dividends, or (c) the IRS has notified me that I am no longer subject to backup withholding.
Certification Information--You must cross out Item (2) above if you have been notified by the IRS that you are temporarily subject to backup withholding because of under-reporting interest or dividends on your tax returns.
However, if after being notified by the IRS that you were subject to backup withholding you received another notification from the IRS that you are no longer subject to backup withholding, do not cross out such Item (2).

 Name
       ------------------------------------------------------------------------------------------------------------
 (Please Print)
 Address
-----------------------------------------------------------------------------------------------------------
 (Including Zip Code)
 Signature  Date ____________ ,
-------------------------------------------------------------------------------------------------------------------

--------------------------------------------------------------------------------

       YOU MUST COMPLETE THE FOLLOWING CERTIFICATE IF YOU CHECKED THE BOX
                        IN PART 2 OF SUBSTITUTE FORM W-9
             CERTIFICATE OF AWAITING TAXPAYER IDENTIFICATION NUMBER

      I certify under penalties of perjury that a taxpayer identification number has not been issued to me, and either (a) I have mailed or delivered an application to receive a taxpayer identification number to the appropriate Internal Revenue Service Center or Social Security Administration Office or
 (b) I intend to mail or deliver an application in the near future. I understand that, notwithstanding that I have checked the box in Part 2 (and have completed this Certificate of Awaiting Taxpayer Identification Number), all reportable payments made to me prior to the time I provide the Depository with a properly certified taxpayer identification number will be subject to a 31% back-up withholding tax.

 -----------------------------------------------------------
 -----------------------------------------------------------
               Signature                                   Date
--------------------------------------------------------------------------------
NOTE: FAILURE TO COMPLETE AND RETURN THIS SUBSTITUTE FORM W-9 MAY RESULT IN
      BACK-UP WITHHOLDING OF 31% OF ANY CASH PAYMENT MADE TO YOU. PLEASE REVIEW THE ENCLOSED GUIDELINES FOR CERTIFICATION OF TAXPAYER IDENTIFICATION NUMBER ON SUBSTITUTE FORM W-9 FOR ADDITIONAL DETAILS.

                               The Depositary is:

                              THE BANK OF NEW YORK

           BY MAIL:                 FACSIMILE TRANSMISSION:      BY HAND OR OVERNIGHT COURIER:
 Tender & Exchange Department     (for Eligible Institutions     Tender & Exchange Department
        P.O. Box 11248                       Only)                    101 Barclay Street
     Church Street Station              (212) 815-6213            Receive and Deliver Window
 New York, New York 10286-1248                                     New York, New York 10286
                                  FOR CONFIRMATION TELEPHONE:
                                        (800) 507-9357

                           The Information Agent is:

                        [MACKENZIE PARTNERS, INC. LOGO]

                                156 Fifth Avenue
                            New York, New York 10010
                 Banks and Brokers Call Collect: (212) 929-5500
                   ALL OTHERS CALL TOLL-FREE: (800) 322-2885

            GUIDELINES FOR CERTIFICATION OF TAXPAYER IDENTIFICATION
                         NUMBER ON SUBSTITUTE FORM W-9

GUIDELINES FOR DETERMINING THE PROPER IDENTIFICATION NUMBER TO GIVE THE PAYER. Social Security numbers have nine digits separated by two hyphens: i.e. 000-00-0000. Employer identification numbers have nine digits separated by only one hyphen: i.e. 00-0000000. The table below will help determine the number to give the payer.

------------------------------------------------------------
                                         GIVE THE
              FOR THIS TYPE OF ACCOUNT:  SOCIAL SECURITY
                                         NUMBER OF--
------------------------------------------------------------

 1.  An individual's account             The individual
 2.  Two or more individuals (joint      The actual owner of
     account)                            the account or, if
                                         joint funds, the
                                         first individual on
                                         account(1)
 3.  Husband and wife (joint account)    The actual owner of
                                         the account or, if
                                         joint funds, either
                                         person(1)
 4.  Custodian account of a minor        The minor(2)
     (Uniform Gift to Minors Act)
 5.  Adult and minor (joint account)     The adult or, if
                                         the minor is the
                                         only contributor,
                                         the minor(1)
 6.  Account in the name of guardian or  The ward, minor, or
     committee for a designated ward,    incompetent
     minor, or incompetent person        person(3)
 7.  a. The usual revocable savings      The grantor-
        trust account (grantor is also   trustee(1)
        trustee)
     b. So-called trust account that is  The actual owner(1)
        not a legal or valid trust
        under State law
 8.  Sole proprietorship account         The Owner(4)
------------------------------------------------------------
------------------------------------------------------------
                                         GIVE THE EMPLOYER
              FOR THIS TYPE OF ACCOUNT:  IDENTIFICATION
                                         NUMBER OF--
------------------------------------------------------------

 9.  A valid trust, estate, or pension   The legal entity
     trust                               (Do not furnish the
                                         identifying number
                                         of the personal
                                         representative or
                                         trustee unless the
                                         legal entity itself
                                         is not designated
                                         in the account
                                         title.)(5)
10.  Corporate account                   The corporation
11.  Religious, charitable, or           The organization
     educational organization account
12.  Partnership account held in the     The partnership
     name of the business
13.  Association, club, or other tax-    The organization
     exempt organization
14.  A broker or registered nominee      The broker or
                                         nominee
15.  Account with the Department of      The public entity
     Agriculture in the name of a
     public entity (such as a State or
     local government, school district,
     or prison) that receives
     agricultural program payments
------------------------------------------------------------

(1) List first and circle the name of the person whose number you furnish.
(2) Circle the minor's name and furnish the minor's social security number.
(3) Circle the ward's, minor's or incompetent person's name and furnish such person's social security number.
(4) Show the name of the owner.
(5) List first and circle the name of the legal trust, estate, or pension trust.

NOTE: If no name is circled when there is more than one name, the number will be considered to be that of the first name listed.

            GUIDELINES FOR CERTIFICATION OF TAXPAYER IDENTIFICATION
                         NUMBER ON SUBSTITUTE FORM W-9

                                     PAGE 2

OBTAINING A NUMBER
If you don't have a taxpayer identification number or you don't know your number, obtain Form SS-5, Application for a Social Security Number Card, or Form SS-4, Application for Employer Identification Number, at the local office of the Social Security Administration or the Internal Revenue Service and apply for a number.

PAYEES EXEMPT FROM BACKUP WITHHOLDING
Payees specifically exempted from backup withholding on ALL payments include the following:
  - A corporation.
  - A financial institution.
  - An organization exempt from tax under section 501(a), an individual retirement plan or a custodial account under Section 403(b)(7).
  - The United States or any agency or instrumentality thereof.
  - A State, the District of Columbia, a possession of the United States, or any subdivision or instrumentality thereof.
  - A foreign government, a political subdivision of a foreign government, or any agency or instrumentality thereof.
  - A registered dealer in securities or commodities registered in the U.S. or a possession of the U.S.
  - A real estate investment trust.
  - A common trust fund operated by a bank under section 584(a).
  - An exempt charitable remainder trust, or a non-exempt trust described in section 4947(a)(1).
  - An entity registered at all times under the Investment Company Act of 1940.
  - A foreign central bank of issue.
  Payment of dividends and patronage dividends not generally subject to backup withholding include the following:
  - Payments to nonresident aliens subject to withholding under section 1441.
  - Payments to partnerships not engaged in a trade or business in the U.S. and which have at least one nonresident partner.
  - Payments of patronage dividends where the amount renewed is not paid in money.
  - Payments made by certain foreign organizations.
  - Payments made to a nominee.
  Payments of interest not generally subject to backup withholding include the following:
  - Payments of interest on obligations issued by individuals. Note: You may be subject to backup withholding if this interest is $600 or more and is paid in the course of the payer's trade or business and you have not provided your correct taxpayer identification number to the payer.

  - Payments of tax-exempt interest (including exempt-interest dividends under section 852).
  - Payments described in section 6049(b)(5) to nonresident aliens.
  - Payments on tax-free covenant bonds under section 1451.
  - Payments made by certain foreign organizations.
  - Payments made to a nominee.
  Exempt payees described above should file Form W-9 to avoid possible erroneous backup withholding. FILE THIS FORM WITH THE PAYER, FURNISH YOUR TAXPAYER IDENTIFICATION NUMBER, WRITE "EXEMPT" ON THE FACE OF THE FORM, AND RETURN IT TO THE PAYOR. IF THE PAYMENTS ARE INTEREST, DIVIDENDS, OR PATRONAGE DIVIDENDS, ALSO SIGN AND DATE THE FORM.

  Certain payments other than interest, dividends, and patronage dividends, that are not subject to information reporting are also not subject to backup withholding. For details, see the regulations under sections 6041, 6041A(a), 6045, and 6050(A).

PRIVACY ACT NOTICE. --Section 6109 requires most recipients of dividend, interest, or other payments to give taxpayer identification numbers to payers who must report the payments to the IRS. IRS uses the numbers for identification purposes. Payers must be given the numbers whether or not recipients are required to file tax returns. Payers must generally withhold 31% of taxable interest, dividend, and certain other payments to a payee who does not furnish a taxpayer identification number to a payer. Certain penalties may also apply.

PENALTIES
(1) PENALTY FOR FAILURE TO FURNISH TAXPAYER IDENTIFICATION NUMBER. --If you fail to furnish your taxpayer identification number to a payer, you are subject to a penalty of $50 for each such failure unless your failure is due to reasonable cause and not to willful neglect.
(2) CIVIL PENALTY FOR FALSE INFORMATION WITH RESPECT TO WITHHOLDER. --If you make a false statement with no reasonable basis which results in no imposition of backup withholding, you are subject to a penalty of $500.
(3) CRIMINAL PENALTY FOR FALSIFYING INFORMATION.--Falsifying certifications or affirmations may subject you to criminal penalties including fines and/or imprisonment.

                  FOR ADDITIONAL INFORMATION CONTACT YOUR TAX
                  CONSULTANT OR THE INTERNAL REVENUE SERVICE.